UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2004


                                  ANACOMP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


      INDIANA                        1-08328                   35-112430
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(State or Other Jurisdiction       (Commission             (IRS Employer
 of Incorporation)                  File Number)            Identification No.)


15378 AVENUE OF SCIENCE, SAN DIEGO, California                    92128
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(Address of Principal  Executive  Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (858) 716-3400


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.


     On December 20, 2004, Anacomp, Inc. (the "Company") reported its financial results for the fiscal fourth quarter and the fiscal year ended September 30, 2004. A copy of the Company's press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


     The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, unless the Company specifically incorporates such information by reference.



Item 8.01       Other Events.

     In the press release referenced under Item 2.02 above, the Company also announced its intention to file with the Securities and Exchange Commission, on or about January 25, 2004, a Form 15 for each of its Class A Common Stock, Class B Common Stock and Class B Common Stock Warrants to deregister such securities and suspend the Company's reporting obligations under the Securities Exchange Act of 1934, as amended. Upon filing the Form 15s, the Company's securities will no longer be quoted on the OTC Bulletin Board and instead will be eligible for quotation on the pink sheets. A copy of the Company's press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits.

                (c) Exhibits.

                    Exhibit No.         Description
                    -----------         -----------
                    99.1                Press Release issued by Anacomp, Inc.
                                        on December 20, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2004
                                    ANACOMP, INC.

                                    By: /s/ Paul J. Najar
                                        -----------------------------------
                                    Name:   Paul J. Najar
                                    Its:    Executive Vice President,
                                            General Counsel and Secretary

                                  Exhibit Index

       Exhibit No.            Description
       -----------            -----------
       99.1                   Press Release issued by Anacomp, Inc. on
                              December 20, 2004.






















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